MERRILL LYNCH
EMERGING TIGERS
FUND, INC.




FUND LOGO




Quarterly Report

February 28, 1999




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term invest-ment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH EMERGING TIGERS FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of February 28, 1999

INDIA                                      14.6%
INDONESIA                                   2.7%
MALAYSIA                                    8.2%
THAILAND                                   10.5%
SINGAPORE                                  31.0%
CHINA                                      10.0%
PHILIPPINES                                10.1%

[FN]
*Total may not equal 100%.


Merrill Lynch Emerging Tigers Fund, Inc., February 28, 1999


DEAR SHAREHOLDER


For the quarter ended February 28, 1999, Merrill Lynch Emerging Tigers Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -7.25%, -7.47%, -7.37% and -7.21%, respectively. (Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investment Environment
Emerging tiger economies continued with the slow work of repair and reconstruction during the quarter ended February 28, 1999. During the period, there were signs that the region's economic contraction is moderating. Certain macroeconomic indicators are recovering and there has been a huge buildup in Asia's current account surpluses. Some economists forecast a resumption of positive year-over-year gross domestic product (GDP) growth in the second quarter of 1999 for most Asian countries. However, Hong Kong will probably lag the recovery, since it still has to deal with the deflationary effects of its currency peg.

Along with record-low interest rates, government fiscal spending is also on the rise. After years of running surpluses, all the emerging tiger economies are currently running fiscal deficits, helping to give growth a boost during 1999. Industrial production numbers are up on a year-over-year basis in India, Korea and Singapore. From a quarter-to-quarter standpoint, they are up in Taiwan and Thailand.

The spending patterns of local consumers are beginning to shift for the better. Auto sales are rising on a quarter-to-quarter basis as well as from a more volatile month-to-month standpoint. Airline travel offers another sign of a renewal in consumer spending. Part of the recovery of private consumption is attributable to a rise in Asia's savings ratio in 1998 from 1997.

External accounts continue to be strong for the emerging tiger countries. Economists estimate that the current account surpluses in the region this year will be around 5% of GDP. This reversal is dramatic and provides support for emerging tiger currencies. It was notable that when the Brazilian currency devalued in January, the Asian currencies barely moved. Current account surpluses and large foreign reserves will help cushion emerging tiger countries from the potential economic dislocations that may arise globally, and will continue to provide a buffer against upward pressure on interest rates.

Investment Outlook
We expect The People's Republic of China's economy to experience further slowing this year. The country is suffering from three main problems. First there is excess supply of many goods. Second, domestic demand has been very weak because of corporate restructuring and bankruptcies. Third, the country is undergoing deflation. However, despite these problems, China must continue its reform process by cleaning up its banking sector and restructuring its state-owned enterprises. Strong government fiscal spending has been supporting the economy, but the budget deficit cannot grow indefinitely. In the latest National Peoples Congress, Vice Premier Zhu Rongji talked about these problems openly, which signals the public acknowledgment of China's problems. If reform is to take place at a faster pace, the stability of the renminbi may be in doubt by the end of the year. A devaluation may not necessarily be negative for the economy. It would support the export sector, which is one of the main drivers of the economy at the current time. It would also be positive for Hong Kong, since an increase in exports would be good for its ports and services industries.

In Singapore, companies are focusing on enhancing shareholder value and improving returns on assets. Firms have cut costs aggressively, and the government has introduced legislation to allow for better management of corporate balance sheets. Unlike Hong Kong, Singapore can set its own monetary policy. As a result, nominal rates of interest have declined sharply.

In Indonesia, most investors are awaiting the results of the elections scheduled to take place in June. The likely outcome will be a coalition government, since there is no single party expected to gain a majority in parliament. The important outcome of the elections will be the choice of the president. We expect elections to take place relatively smoothly. However, if a coalition government is the result, it will be more difficult to arrive at an economic policy consensus. Meanwhile, bank reconstruction is making some progress, since the government has moved to close down seven banks and recapitalize several others.

Interest rates in the Philippines have continued to fall over the past quarter. Export figures have also been the strongest in the region. We expect the economy to recover modestly in 1999. Fortunately, the country does not have the same level of banking problems as other emerging tiger economies that were impacted by the currency crisis.

Malaysia has removed its strict capital controls and replaced them with a system of exit taxes. This move may have made it easier officially for money to be repatriated from the country, but the process is still an administrative and bureaucratic nightmare. The International Finance Corporation has reinstalled Malaysia into its indexes as a result of the removal of capital controls. In terms of the economy, there are signs of improvement. Bank recapitalization is continuing apace and corporate debt restructuring is also taking place.

The Thai economy seems to be mending. Industrial production numbers have been rising on a quarter-to-quarter and month-on-month basis. Nominal and real interest rates have contracted sharply. Nominal and inflation-adjusted interest rates have declined to levels that are lower than those prevailing before the currency crisis. In the political arena, the passage of the bankruptcy and foreclosure laws bodes well for easing the economic reform logjam.

In summary, we expect the emerging tiger countries to continue on their recovery paths this year, with momentum building more toward the end of the year and then moving apace next year. It is encouraging to see that as governments are restructuring the economies on a macroeconomic level, there is also micro-level corporate restructuring taking place. For this reason, earnings growth is likely to improve next year, as corporations dispose of assets, restructure debt and streamline operations. This activity should prove positive for their bottom lines. Nevertheless, there is much more work to be done in terms of bank recapitalization. However, the initial steps have been taken. If this trend continues, it then becomes a matter of time for Asia to clean up its debt problem.

Investment Strategy
We made no major shifts in the Fund's asset allocation during the February quarter. Our most significant change was to reduce our weighting in Thailand. We have also started to modestly increase investments in Indonesia. In addition, we decreased the Fund's Chinese investments, since we believe that this maybe a difficult year for the economy. Within the country portfolios, we have started to build some holdings in consumer-related stocks, since we have seen the beginning of a recovery in this sector. In Malaysia, we have used our ringgit-denominated cash reserves to invest in a well-capitalized bank as well as several stocks in the consumer sector.


Merrill Lynch Emerging Tigers Fund, Inc., February 28, 1999


In Conclusion
We expect to remain fully weighted in equities in the near term. We will shift our portfolio of stocks in each country toward positions that will benefit from the recovery in various sectors of the economy. We believe that all the countries in non-Japan Asia are in a recovery trend; therefore, it is difficult to differentiate medium-term country performance. Therefore at this stage of the cycle, stock picking will become more important.

We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



April 13, 1999


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Emerging Tigers Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Emerging Tigers Fund, Inc. Class A Shares            -29.11%             -7.25%             -57.25%++
ML Emerging Tigers Fund, Inc. Class B Shares            -29.88              -7.47              -62.52
ML Emerging Tigers Fund, Inc. Class C Shares            -29.83              -7.37              -62.54
ML Emerging Tigers Fund, Inc. Class D Shares            -29.25              -7.21              -61.75

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A Shares, from 3/04/94 to 2/28/99 and Class B, Class C and Class D Shares, from 6/10/96 to 2/28/99.
++Performance results for Class A Shares prior to June 10, 1996 are for the period when the Fund was closed-end.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       -18.81%        -23.07%
Inception (3/04/94) through 12/31/98      -14.78         -15.72

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/98                       -19.66%        -22.82%
Inception (6/10/96) through 12/31/98      -29.72         -30.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/98                       -19.62%        -20.41%
Inception (6/10/96) through 12/31/98      -29.74         -29.74

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       -18.95%        -23.20%
Inception (6/10/96) through 12/31/98      -29.18         -30.65

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Emerging Tigers Fund, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount          Long-Term Investments                 Cost           Value    Net Assets
China        Appliances              567,000  Guangdong Kelon Electrical Holdings
                                              Company Limited 'H'                      $    579,226     $    380,561    1.1%

             Infrastructure    US$   611,000  New World Infrastructure Limited,
                                              5% due 7/15/2001(b)                           770,740          501,020    1.4
                                   1,526,000  Jiangsu Expressway Company Ltd. 'H'           378,841          315,147    0.9
                                   2,157,000  Zhejiang Expressway Co. Ltd. 'H'              392,143          350,800    1.0
                                                                                       ------------     ------------  ------
                                                                                          1,541,724        1,166,967    3.3

             Mining                   39,880  Yanzhou Coal Mining Co., Ltd. (ADR)*          549,182          289,130    0.8

             Telecommunications      502,500  China Telecom (Hong Kong) Limited             803,687          891,820    2.5
                                      12,400  China Telecom (Hong Kong) Limited (ADR)*      499,069          437,100    1.3
                                                                                       ------------     ------------  ------
                                                                                          1,302,756        1,328,920    3.8

             Utilities--              38,500  Huaneng Power International, Inc. (ADR)*      589,092          336,875    1.0
             Electric & Gas

                                              Total Long-Term Investments in China        4,561,980        3,502,453   10.0


India        Banking &                31,451  Housing Development Finance
             Financial                        Corporation Ltd.                            1,957,834        1,686,064    4.8
                                      77,600  State Bank of India (GDR)**                 1,187,470          556,780    1.6
                                                                                       ------------     ------------  ------
                                                                                          3,145,304        2,242,844    6.4

             Oil Services             60,900  Hindustan Petroleum Corporation Ltd.          659,510          296,410    0.8

             Pharmaceuticals          76,800  Ranbaxy Laboratories Limited                  704,147          664,980    2.0

             Telecommunications      128,400  Mahanagar Telephone Nigam Ltd. (GDR)**      1,535,407        1,248,690    3.6
                                      67,400  Videsh Sanchar Nigam Ltd. (GDR)**           1,100,700          645,355    1.8
                                                                                       ------------     ------------  ------
                                                                                          2,636,107        1,894,045    5.4

                                              Total Long-Term Investments in India        7,145,068        5,098,279   14.6


Indonesia    Telecommunications      150,000  PT Telekomunikasi Indonesia 'B' (ADR)*      1,296,779          956,250    2.7

                                              Total Long-Term Investments in
                                              Indonesia                                   1,296,779          956,250    2.7


Malaysia++   Building &               43,000  I.J.M. Corporation BHD                         83,169           24,216    0.1
             Construction

             Consumer Products       655,500  Amway (Malaysia) Holdings BHD               2,577,576        1,155,750    3.3

             Publishing &            843,000  Star Publications (Malaysia) BHD            1,737,573        1,120,303    3.2
             Broadcasting

             Tobacco                  53,400  Rothmans of Pall Mall (Malaysia) BHD          225,944          307,753    0.9

             Utilities--             331,000  YTL Power Internationl BHD                    302,732          252,605    0.7
             Electric & Gas

                                              Total Long-Term Investments in
                                              Malaysia                                    4,926,994        2,860,627    8.2


Philippines  Banking                  35,000  Metropolitan Bank & Trust Company             232,006          252,577    0.7

             Conglomerates         4,857,200  Benpres Holdings Corp.                      1,821,157          650,965    1.9

             Real Estate           2,581,050  Ayala Land, Inc.                              988,456          765,002    2.2

             Restaurants           1,365,000  Jollibee Foods Corporation (Warrants) (a)     700,869          642,043    1.8

             Retail                3,459,346  SM Prime Holdings, Inc.                       596,835          668,688    1.9

             Utilities--             174,956  Manila Electric Company 'B'                   983,374          545,610    1.6
             Electric & Gas

                                              Total Long-Term Investments in
                                              the Philippines                             5,322,697        3,524,885   10.1


Singapore    Airlines                258,000  Singapore Airlines Ltd. 'Foreign'           2,457,414        1,903,340    5.4

             Banking                 127,500  Development Bank of Singapore
                                              Limited 'Foreign'                           1,131,612          925,791    2.6
                                     124,000  Oversea-Chinese Banking Corporation
                                              Ltd. 'Foreign'                                842,684          828,347    2.4
                                     220,000  Overseas Union Bank Ltd. 'Foreign'            936,467          805,112    2.3
                                                                                       ------------     ------------  ------
                                                                                          2,910,763        2,559,250    7.3

             Conglomerates           203,000  Singapore Technologies Engineering Ltd.       172,770          174,522    0.5

             Construction &          194,000  City Developments Limited                     917,822          811,385    2.3
             Housing

             Electronics             195,500  Elec & Eltek International
                                              Company Ltd.                                  918,041        1,065,475    3.1
                                     377,000  Natsteel Electronics Ltd.                     689,114        1,051,176    3.0
                                                                                       ------------     ------------  ------
                                                                                          1,607,155        2,116,651    6.1

             Industrial              863,000  Clipsal Industries (Holdings)
                                              Limited                                     2,200,509          720,605    2.1

             Publishing &            126,997  Singapore Press Holdings Ltd.
             Broadcasting                     'Foreign'                                   1,629,049        1,445,914    4.1

             Telecommunications      784,000  Singapore Telecommunications, Ltd.          1,213,584        1,115,771    3.2

                                              Total Long-Term Investments in
                                              Singapore                                  13,109,066       10,847,438   31.0


Thailand     Banking &       US$     475,000  Bangkok Bank Public Company
             Financial                        Limited,  3.25% due 3/03/2004 (b)             192,750          199,500    0.6
                                     238,000  Thai Farmers Bank Public Company
                                              Limited 'Foreign'                             310,807          399,115    1.1
                                                                                       ------------     ------------  ------
                                                                                            503,557          598,615    1.7

             Electronics              32,500  Hana Microelectronics Public
                                              Company Limited 'Foreign'                      80,899           73,249    0.2

             Oil--Related            150,600  PTT Exploration and Production
                                              Public Company Limited 'Foreign'            1,359,307          985,951    2.8

             Publishing &            162,400  BEC World Public Company Limited
             Broadcasting                     'Foreign'                                     731,533          784,331    2.3

             Telecommunications      111,600  Advanced Info Service Public Company
                                              Limited 'Foreign'                             577,542          778,535    2.2

             Utilities--             200,975  Electricity Generating Public Company
             Electric & Gas                   Limited 'Foreign'                             296,417          436,785    1.3


                                              Total Long-Term Investments in
                                              Thailand                                    3,549,255        3,657,466   10.5


                                              Total Long-Term Investments                39,911,839       30,447,398   87.1


Merrill Lynch Emerging Tigers Fund, Inc., February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
                                      Face                                                                          Percent of
COUNTRY                              Amount           Short-Term Securities                 Cost           Value    Net Assets
United       Commercial        US$ 1,000,000  AT&T Corp., 4.83% due 3/26/1999          $    996,377     $    996,377    2.9%
States       Paper***                995,000  General Electric Capital Corp.,
                                              4.875% due 3/01/1999                          994,731          994,731    2.8

                                              Total Investments in Short-Term
                                              Investments                                 1,991,108        1,991,108    5.7


             Total Investments                                                         $ 41,902,947       32,438,506   92.8
                                                                                       ============
             Unrealized Appreciation on Forward Foreign Exchange Contracts--Net****                           48,486    0.1

             Other Assets Less Liabilities                                                                 2,488,208    7.1
                                                                                                        ------------  ------
             Net Assets                                                                                 $ 34,975,200  100.0%
                                                                                                        ============  ======

             Net Asset Value:    Class A--Based on net assets of $27,076,076
                                          and 4,673,286 shares outstanding                              $       5.79
                                                                                                        ============
                                 Class B--Based on net assets of $4,801,210 and
                                          838,745 shares outstanding                                    $       5.72
                                                                                                        ============
                                 Class C--Based on net assets of $1,797,837 and
                                          313,649 shares outstanding                                    $       5.73
                                                                                                        ============
                                 Class D--Based on net assets of $1,300,077 and
                                          224,789 shares outstanding                                    $       5.78
                                                                                                        ============


          (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Convertible security.
           ++Effective February 16, 1999, the Fund's Board of Directors adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and the value of any investments made before February 15, 1999 will be discounted, based upon its value as of August 31, 1998, by 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.
            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
         ****Forward foreign exchange contracts as of February 28, 1999 were as follows:


             Foreign                   Expiration             Unrealized
             Currency Sold                Date               Appreciation

             THB 37,925,000             May 1999             $   21,937
             THB 22,837,500            June 1999                 26,549

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$1,655,000)                    $   48,486
                                                             ==========



EQUITY PORTFOLIO CHANGES


For the Quarter Ended February 28, 1999


Additions

City Developments Limited
Metropolitan Bank & Trust Company
Oversea-Chinese Banking Corporation Ltd. 'Foreign'
Overseas Union Bank Ltd. 'Foreign'
PT Telekomunikasi Indonesia 'B' (ADR)
Singapore Technologies Engineering Ltd.


Deletions

Bangkok Bank Public Company Limited 'Foreign'
Beijing Datang Power Generation Company Limited 'H'
Gulf Indonesia Resources Ltd. (ADR)
International Container Terminal Services, Inc.
O.Y.L. Industries BHD



PORTFOLIO INFORMATION


As of February 28, 1999

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Singapore Airlines Ltd. 'Foreign'                  5.4%
Housing Development Finance Corporation Ltd.       4.8
Singapore Press Holdings Ltd. 'Foreign'            4.1
Mahanagar Telephone Nigam Ltd. (GDR)               3.6
Amway (Malaysia) Holdings BHD                      3.3
Star Publications (Malaysia) BHD                   3.2
Singapore Telecommunications, Ltd.                 3.2
Elec & Eltek International Company Ltd.            3.1
Natsteel Electronics Ltd.                          3.0
PTT Exploration and Production Public
    Company Ltd. 'Foreign'                         2.8



Merrill Lynch Emerging Tigers Fund, Inc., February 28, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Emerging Tigers Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.